UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                Date of Report:  June 5, 2003
      (Date of Earliest Event Reported:  June 5, 2003)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600


Item 5. Other Events
        ------------
       This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2002 and the three months ended March 31, 2003 and 2002.


Item 7. Financial Statements and Exhibits
        ---------------------------------

       c)   Exhibits.

          Exhibit Number    Description
          --------------    -----------
              12.1          Computation of Ratio of Earnings to Fixed Charges



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                 ----------------------
                                     Jeffrey I. Beason
                                   Senior Vice President
                                     and Controller
                              (Principal Accounting Officer)

Date: June 5, 2003


                        EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    12.1          Computation of Ratio of Earnings to Fixed Charges